SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Invesco Van Kampen Senior Loan Fund
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invesco Van Kampen Senior Loan Fund
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2012
     Notice is hereby given to the shareholders of Invesco Van Kampen Senior Loan Fund (the “Fund”) that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. At the Meeting, shareholders will be asked to vote on the following proposals:
1)	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

2)	Election of one trustee, to serve until his successor is duly elected and qualified.
     The Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     Shareholders of record as of the close of business on May 25, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.
     The Board of Trustees of the Fund requests that you vote your shares by either (i) completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or (ii) voting by telephone or via the internet using the instructions on the proxy card. Please vote your shares promptly regardless of the number of shares you own.
     The Fund’s Board of Trustees recommends that you cast your vote “FOR” Proposal 1 and “FOR” the election of the trustee nominee in Proposal 2, as described in the Proxy Statement.
By order of the Board of Trustees

John M. Zerr
Senior Vice President, Secretary and Chief Legal Officer

June [ ], 2012
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012:
The proxy statement and annual report to shareholders are available at www.invesco.com/us.

Invesco Van Kampen Senior Loan Fund
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
PROXY STATEMENT
June [     ], 2012
Introduction
     This Proxy Statement contains information that shareholders of the Invesco Van Kampen Senior Loan Fund (the “Fund”) should know before voting on the proposals described herein, and should be retained for future reference. A special meeting of the shareholders of the Fund (the “Meeting”) will be held on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. The following describes the proposals to be voted on at the Meeting:
1)	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust (the “Redomestication”).

2)	Election of one trustee, to serve until his successor is duly elected and qualified.
     The Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     The Board of Trustees of the Fund (the “Trustees” or the “Board”) has fixed the close of business on May 25, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share held). This Proxy Statement, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about June 8, 2012, to all shareholders eligible to vote at the Meeting.
     The Fund is a type of closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that is commonly referred to as an “interval fund.” The Fund continuously offers shares of certain of its share classes (Class A and Class C Shares) for sale to the public. The Fund’s shares are not purchased or sold on a secondary market. Instead, the Fund’s shares are subject to periodic repurchase offers by the Fund at regular monthly intervals at a price based on net asset value.
     Additional information about the Fund is available in its prospectus, statement of additional information, and the annual and semi-annual reports to shareholders of the Fund. The Fund’s most recent annual report to shareholders, which contains audited financial statements for the Fund’s most recently completed fiscal year, and the Fund’s most recent semi-annual report to shareholders, have been previously mailed to shareholders and are available on the Fund’s website at www.invesco.com/us. These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are also available upon request without charge by writing to the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, or by calling (800) 341-2929.
     You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520.
     These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the U.S. Securities and Exchange Commission, and you should not rely on such other information or representations.

i

PROPOSAL 1: APPROVAL OF PLAN OF REDOMESTICATION
On what am I being asked to vote?
     The Fund’s shareholders are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”) providing for the reorganization of the Fund into a Delaware statutory trust. The Fund is currently a Massachusetts business trust. The Redomestication will be completed pursuant to a Plan of Redomestication that provides for the Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust (the “DE-Fund”) whose capital structure will be substantially the same as the Fund’s current structure, after which Fund shareholders will own shares of the DE-Fund, and the Massachusetts business trust will be liquidated and terminated. The Redomestication is only a change to the Fund’s legal form of organization and there will be no change to the Fund’s investments, management, fee levels, or federal income tax status as a result of the Redomestication. A form of the Plan of Redomestication is available in Exhibit A.
     By voting for this Proposal 1, you will be voting to become a shareholder of an investment company organized as a Delaware statutory trust with portfolio characteristics, investment objectives, strategies, risks, trustees, advisory agreements, subadvisory arrangements and other arrangements that are substantially the same as those currently in place for the Fund.
Has the Fund’s Board of Trustees approved the Redomestication?
     Yes. The Fund’s Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board recommends that shareholders of the Fund vote “FOR” Proposal 1.
What are the reasons for the proposed Redomestication?
     The Redomestication will serve to standardize the governing documents and certain agreements of the Fund with other funds managed by Invesco Advisers, Inc. (the “Adviser”). This standardization is expected to streamline the administration of the Fund, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those governing statutory trusts under Delaware law, which sometimes necessitates the Fund bearing the cost to engage counsel to advise on the interpretation of such law.
What effect will the Redomestication have on me as a shareholder?
     The Redomestication will have no direct effect on Fund shareholders’ investments. The redomesticated Fund will have investment advisory agreements, subadvisory arrangements, administration agreements, custodian agreements, transfer agency agreements, and other service provider arrangements that are identical in all material respects to those in place immediately before the Redomestication, with certain non-substantive revisions to standardize such agreements across the funds managed by the Adviser. For example, after the Redomestication, the investment advisory agreements of the Fund will contain standardized language describing how investment advisory fees are calculated, but there will be no change to the actual calculation methodology. The Fund will continue to be served by the same individuals as trustees, officers and portfolio managers, and the Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objectives, strategies and risks of the Fund will not change as a result of the Redomestication. In addition, the Fund’s capital structure will be substantially the same as its current structure.
How do the laws governing the Fund and the DE-Fund compare?
     After the Redomestication, the Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing the Fund’s current structure, a Massachusetts business trust, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations under certain circumstances. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote. The Fund believes that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit the Funds and shareholders. A more detailed comparison of certain provisions of the DE Statute and the MA Statute is available in Exhibit B.
How do the new governing documents of the Fund compare to the current governing documents?
     The governing documents of the Fund before and after its Redomestication will be similar, but will contain certain material differences. Under the Fund’s new governing documents, shareholders will generally have fewer rights to vote on matters affecting the Fund and, therefore, less control over the operations of the Fund. For example, the new governing documents permit termination of the Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination, thereby avoiding the expense of a shareholder meeting in connection with a termination of a Fund, which expense would reduce the amount of assets available for distribution to shareholders. The current governing documents require shareholder approval to terminate the Fund regardless of whether the Trustees have approved such termination. Also, the Fund’s new by-laws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. The Fund’s current by-laws may be altered, amended, or repealed by the Trustees, provided that by-laws adopted by the shareholders may only be altered, amended, or repealed by the shareholders.
     Under the new governing documents, Trustees will be elected by a majority vote (i.e., nominees must receive the vote of a majority of the outstanding shares entitled to vote), while under the current governing documents, Trustees are generally elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). In addition, the new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided, under certain conditions or for certain purposes, by the current governing documents. The DE-Fund’s new governing documents allow a shareholder to submit to the Fund’s Board or its Governance Committee for approval or disapproval the name(s) of individual(s) for nomination for election as Trustee(s) at a shareholder meeting so long as the shareholder submits the name(s) on time and provides certain information regarding the individual(s). The Fund’s current governing documents provide that special meetings of shareholders may be called for any proper purpose upon written request from shareholders holding not less than 51% of the outstanding common shares, but the governing documents do not have provisions that require shareholders to provide advance notice to the Fund in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws (which apply to both the Fund and the DE-Fund), require that certain conditions be met to present a proposal at a shareholder meeting.
     The new governing documents contain a different shareholder voting standard with respect to the Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of the Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Fund money by requiring reimbursement of the Fund for frivolous lawsuits brought by shareholders. To further protect the Fund and its shareholders from frivolous lawsuits, the new governing documents also provide that shareholders will indemnify the Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the Fund to the extent that the shareholder is not the prevailing party and that the Fund is permitted to redeem shares of and set off against any distributions due to the shareholder for such amounts. The Trustees believe that these provisions will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the best long-term interests of the Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits.
     A more detailed comparison of the current and proposed governing documents of the Fund is included in Exhibit C.

     Shareholder approval of the Redomestication will be deemed to constitute approval by shareholders of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the DE-Fund. Accordingly, the Plan of Redomestication provides that the sole initial shareholder of the DE-Fund will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Fund’s current agreements) and to elect the trustees of the DE-Fund (which, as noted above, will be the same as the Fund’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.
Will there be any tax consequences resulting from the Redomestication?
     The following is a general summary of the material U.S. federal income tax considerations of the Redomestication and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     The Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax considerations that are expected to result from the Redomestication of the Fund are as follows:
•	no gain or loss will be recognized by the Fund, the DE-Fund, or the shareholders of the Fund as a result of the Redomestication;

•	no gain or loss will be recognized by the DE-Fund as a result of the Redomestication;

•	the aggregate tax basis of the shares of the DE-Fund to be received by a shareholder of the Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Fund; and

•	the holding period of the shares of the DE-Fund received by a shareholder of the Fund will include the period that a shareholder held the shares of the Fund (provided that such shares of the Fund are capital assets in the hands of such shareholder as of the closing of the Redomestication).
     Neither the Fund nor the DE-Fund has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Redomestication. As a condition to the closing of the Redomestication, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Fund and DE-Fund as to the foregoing federal income tax consequences of each Redomestication, which opinion will be conditioned upon, among other things, the accuracy, as of the date of the closing of the Redomestication, of certain representations of the Fund and DE-Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” Opinions of counsel are not binding upon the IRS or the courts. If the Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Fund would recognize gain or loss on the transfer of its assets to the DE-Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the DE-Fund it receives.
When is the Redomestication expected to occur?
     If shareholders of the Fund approve Proposal 1, it is anticipated that the Redomestication will occur in the third quarter of 2012.
What will happen if shareholders of the Fund do not approve Proposal 1?
     If Proposal 1 is not approved by the Fund’s shareholders or if the Redomestication is for other reasons not able to be completed, the Fund would not be redomesticated. If Proposal 1 is not approved by shareholders, the Fund’s Board will consider other possible courses of action for the Fund.
THE BOARD OF THE FUND RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2: ELECTION OF TRUSTEE
     The Trustee proposed to be elected by the shareholders at the Meeting, Mr. Colin D. Meadows, is currently serving as one of the eleven Trustees of the Fund. It is proposed that he be elected by the shareholders to serve until his successor has been duly elected and qualified, for the same term as the other ten Trustees have been elected. Mr. Meadows was appointed to serve as a Trustee in 2010 (along with the new officers of the Fund) by the Trustees of the Fund then in office, as authorized by the Fund’s Amended and Restated Declaration of Trust. All the other Trustees (which are listed in Exhibit D) have been elected by the shareholders of the Fund at previous shareholder meetings. The Fund does not hold annual shareholder meetings and there has not been an opportunity to include a proposal for the election of Mr. Meadows by the shareholders prior to this Meeting. In view of this, the Board determined to take advantage of this opportunity to propose (and recommend) his election in the Meeting. An affirmative vote of a plurality of the shares of the Fund at a shareholder meeting at which a quorum is present and required to elect Mr. Meadows as a Trustee of the Fund.
     It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them “FOR” the election of Mr. Meadows as a Trustee of the Fund, unless the proxy is marked otherwise.
     Mr. Meadows is one of two Trustees of the Fund who is an “interested person” of the Fund. Mr. Meadows is an “interested person,” as a result of his being an officer of the Adviser. Mr. Meadows serves with the other Trustees of the Fund on the Boards of Trustees of the other Invesco closed-end funds that were formerly Van Kampen funds. In considering whether to propose and recommend that Mr. Meadows be elected by the shareholders as a Trustee of the Fund, the Board of the Fund considered the qualifications and experience of Mr. Meadows, which can be found below and in Exhibit D.
     The business and affairs of the Fund are managed under the direction of the Board. The Board seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal—protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board—the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies below, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level, director-level, and board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Fund and add range and depth to the Board.
     As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee is qualified to serve as a Trustee of the Fund.
     Independent Trustees
     David C. Arch. Mr. Arch has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Trustee of the Fund and his experience as a director of other investment companies benefits the Fund.

     Jerry D. Choate. Mr. Choate has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of the Fund and his experience as a director of other investment companies benefits the Fund.
     Rodney Dammeyer. Mr. Dammeyer has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies and as a director of several public companies, his accounting experience, his service as a Trustee of the Fund and his experience serving as a director of other investment companies benefits the Fund. Mr. Dammeyer is not standing for reelection with respect to certain funds in the Fund Complex for which his term of office expires in 2012. Mr. Dammeyer is stepping down from the Board of the Fund effective as of the Meeting.
     Linda Hutton Heagy. Ms. Heagy has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of the Fund and her experience serving as a director of other investment companies benefits the Fund.
     R. Craig Kennedy. Mr. Kennedy has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of the Fund and his experience serving as a director of other investment companies benefits the Fund.
     Howard J Kerr. Mr. Kerr has been a member of the Board of one or more funds in the Fund Complex since 1992. The Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of the Fund and his experience serving as a director of other investment companies benefits the Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Kerr is retiring from the Board effective as of the Meeting.
     Jack E. Nelson. Mr. Nelson has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of the Fund and his experience serving as a director of other investment companies benefits the Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Nelson is retiring from the Board effective as of the Meeting.
     Hugo F. Sonnenschein. Mr. Sonnenschein has been a member of the Board of one or more funds in the Fund Complex since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Trustee of the Fund and his experience as a director of other investment companies benefits the Fund.
     Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the Fund and her experience as a director of other investment companies benefits the Fund.
     Interested Trustees
     Colin D. Meadows. Mr. Meadows has been a member of the Board of one or more funds in the Fund Complex since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Fund.
     Wayne W. Whalen. Mr. Whalen has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Whalen’s legal experience, his service as a Trustee of the Fund and his experience as a director of other investment companies benefits the Fund.
     For more information about the backgrounds, experience and skills of each Trustee, see the information set forth in Exhibit D. Information on the Board’s leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit E. Information on the remuneration of Trustees can be found in Exhibit F. Information on the executive officers of the Fund is available in Exhibit G. Information on the Fund’s independent registered accounting firm is available in Exhibit H.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE, MR. COLIN D. MEADOWS.

VOTING INFORMATION
How to Vote Your Shares
     There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may vote your shares.
     If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting or otherwise complete your vote by mail or telephone or via the Internet, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card or otherwise designate your proxy by mail or telephone or via the Internet but do not make specific choices, your proxy will vote your shares “FOR” Proposal 1 and “FOR” the Trustee nominee in Proposal 2, in accordance with the recommendations of the Board, and in the proxy’s best judgment on other matters.
About the Proxy Statement and the Meeting
     You are receiving this Proxy Statement because you own shares of the Fund as of the Record Date and have the right to vote on the very important proposals described herein. This Proxy Statement contains information that shareholders of the Fund should know before voting on the proposals.
     We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any postponements or adjournments thereof.
     Fund shareholders may vote by appearing in person at the Meeting and following the instructions below; however, you do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by following the instructions on the enclosed proxy card to vote via telephone or through a website established for that purpose.
     Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of the Fund on the Record Date can be found in Exhibit I. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.
     Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Meeting in person. If your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to attend or vote your shares at the Meeting.
     Proxies will have the authority to vote and act on behalf of shareholders at any adjournment or postponement of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them “FOR” Proposal 1 and “FOR” the Trustee nominee, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.
Quorum Requirement and Adjournment
     A quorum of shareholders is necessary to hold a valid shareholder meeting of the Fund. Under the governing documents of the Fund, the holders of a majority of outstanding shares of each class or series or combined class entitled to vote present in person or by proxy shall constitute a quorum at the Meeting.
     If a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained, with proxies, including abstentions and broker non-votes, being voted for adjournment, provided the proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of the Fund’s shares then present in person or represented by proxy shall be required to so adjourn the Meeting.
     Abstentions and broker non-votes (described below) are counted as present and will be included for purposes of determining whether a quorum is present for the Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1 because its approval requires the affirmative vote of a percentage of the outstanding shares of the Fund, as opposed to a percentage of votes cast. For Proposal 2, abstentions and broker non-votes will have no effect because only a plurality of votes is required to elect a Trustee nominee. A proxy card marked “withhold” with respect to election of the Trustee would have the same effect as an abstention.
     Broker non-votes occur when a proposal that is routine (such as the election of trustees) is voted on at a meeting alongside a proposal that is non-routine (such as the Redomestication proposal). Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Fund anticipates receiving broker non-votes with respect to Proposal 1. No broker non-votes are anticipated with respect to Proposal 2 because it is considered a routine proposal on which brokers typically may vote in their discretion.
     Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your Shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.
Votes Necessary to Approve the Proposals
     The Fund’s Board has unanimously approved the Plan of Redomestication discussed in Proposal 1. Shareholder approval of the Plan of Redomestication requires the affirmative vote of the holders of a majority of the Fund’s shares outstanding and entitled to vote.
     With respect to Proposal 2, the affirmative vote of a plurality of the Fund’s shares is required to elect the nominee for Trustee.
Expenses and Proxy Solicitation
     The estimated total cost of the proposals described in this Proxy Statement for the Fund, as well as the estimated proxy solicitation costs for the Fund (which are part of the total cost), are set forth in the table below.

Fund	Estimated Solicitation Cost	Estimated Total Cost	Estimated Portion of Total Cost to be Paid by the Fund
Senior Loan Fund	$100,000	$380,000	$0
     The Adviser will bear all of the costs of the proposals, including legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement and fees associated with the proxy solicitation.
     The Fund has engaged the services of Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Fund or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation. Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders' telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
OTHER MATTERS
Share Ownership by Large Shareholders, Management and Trustees
     Information on each person who as of the Record Date, to the knowledge of the Fund, owned 5% or more of the outstanding shares of a class of the Fund can be found at Exhibit J. Information regarding Trustee ownership of shares of the Fund and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit D. To the best knowledge of the Fund, the ownership of shares of the Fund by executive officers and Trustees of the Fund as a group constituted less than 1% of each outstanding class of shares of the Fund as of the Record Date.
Shareholder Proposals
     The Fund does not generally hold an annual meeting of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called, should send the proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary, so that it is received within a reasonable time before the proxy materials are printed and mailed. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.
Shareholder Communications
     Shareholders may send communications to the Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Fund or directly to such Trustee at the address specified in Exhibit D. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), require each of the Fund’s Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.
Other Meeting Matters
     Management of the Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Fund knows of no business other than the proposals described in this Proxy Statement that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.
WHERE TO FIND ADDITIONAL INFORMATION
     This Proxy Statement does not contain all the information set forth in the annual and semi-annual reports filed by the Fund as such documents have been filed with the SEC. The SEC file number of the Fund’s registration statement, which contains the Fund’s prospectuses and related SAIs, is 811-5845.
     The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith, the Fund files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington,

D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Fund and other registrants that file electronically with the SEC.

EXHIBIT A
Form of Plan of Redomestication
THIS AGREEMENT AND PLAN OF REDOMESTICATION (“Agreement”) is made as of the ___ day of ________, 2012 by and among (i) each of the Invesco closed-end registered investment companies identified as a Predecessor Fund on Exhibit A hereto (each a “Predecessor Fund”); (ii) each of the Invesco closed-end investment companies identified as a Successor Fund on Exhibit A hereto (each a “Successor Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).
This Agreement contemplates a redomestication of each Predecessor Fund from a Massachusetts Business Trust, Maryland corporation or Pennsylvania business trust to a Delaware Statutory Trust, as applicable. For certain Predecessor Funds, such redomestication is the only corporate action contemplated (referred to herein and identified on Exhibit A as a “Redomesticating Fund” and, together, as the “Redomesticating Funds”). For other Predecessor Funds, the redomestication is the first step in a two-step transaction that will, subject to approval by shareholders, also involve the merger of the Successor Fund with another closed-end registered investment company in the Invesco Fund complex (each such Predecessor Fund whose Successor Fund will participate in such a merger being referred to herein and identified on Exhibit A as a “Merging Fund” and, together, as the “Merging Funds”) pursuant to a separate Agreement and Plan of Merger (the “Merger Agreement”).
This Agreement is intended to be and is adopted as a “plan of reorganization” with respect to each Reorganization (as defined below) within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and is intended to effect the reorganization of each Predecessor Fund as a Successor Fund (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization will include the transfer of all of the assets of a Predecessor Fund to the Successor Fund solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, (2) the issuance by the Successor Fund to the Predecessor Fund of shares of beneficial interest of the Successor Fund, (3) the distribution of the shares of beneficial interest of the Successor Fund to the holders of shares of beneficial interest of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (4) the dissolution of the Predecessor Fund as soon as practicable after the Closing provided for in Section 3.1, all upon and subject to the terms and conditions of this Agreement hereinafter set forth.
In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.
1. TRANSFER OF ASSETS OF THE PREDECESSOR FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES
1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities, and makes no representations, warranties, or covenants with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.
1.2. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Predecessor Fund agrees to transfer all of its Assets (as defined in paragraph 1.3) and to assign and transfer all of its liabilities, debts, obligations, restrictions and duties (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Declaration of Trust or otherwise, and including, without limitation, any liabilities of the Predecessor Fund under the Merger Agreement) to the corresponding Successor Fund, organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Predecessor Fund. Each Successor Fund agrees that in exchange for all of the assets of the corresponding Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of such Predecessor Fund, whether contingent or otherwise and (2) the Successor Fund shall issue common shares of beneficial interest (together, the “Successor Fund Common Shares”) and preferred shares of beneficial interest (together, the “Successor Fund Preferred Shares” and, together with the Successor Fund Preferred Shares, the “Successor Fund Shares”) to the Predecessor Fund. The number of Successor Fund Common Shares issued by the Successor Fund to holders of common shares of the Predecessor Fund will be identical to the number of shares of common stock of the Predecessor Fund (together, the “Predecessor Fund Common Shares”) outstanding on the Valuation Date provided for in paragraph 3.1. The Successor Fund shall issue Successor Fund Preferred Shares to holders of preferred shares of the Predecessor Fund (together, Predecessor Fund Preferred Shares” and, together with the Predecessor Fund Common Shares, the “Predecessor Fund Shares”), if any, having an aggregate liquidation preference equal to the aggregate liquidation preference of the outstanding Predecessor Fund Preferred Shares. The terms of the Predecessor Fund Preferred Shares shall be substantially the same as the terms of the Successor Fund Preferred Shares. Such transactions shall take place at the Closing provided for in paragraph 3.1.
1.3. The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund (“Assets”) shall include all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, and any deferred or prepaid expense shown as an asset on the books of the Predecessor Fund on the Closing Date.
1.4 On the Closing Date each Predecessor Fund will distribute, in complete liquidation, the Successor Fund Shares to each Predecessor Fund shareholder, determined as of the close of business on the Valuation Date, of the corresponding class of the Predecessor Fund pro rata in proportion to such shareholder’s beneficial interest in that class and in exchange for that shareholder’s Predecessor Fund shares. Such distribution will be accomplished by recording on the books of the Successor Fund, in the name of each Predecessor Fund shareholder, the number of Successor Fund Shares representing the pro rata number of Successor Fund Shares received from the Successor Fund which is due to such Predecessor Fund shareholder. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.
1.5. At the Closing, any outstanding certificates representing Predecessor Fund Shares will be cancelled. The Successor Fund shall not issue certificates representing Successor Fund Common Shares in connection with such exchange, irrespective of whether Predecessor Fund shareholders hold their Predecessor Fund Common Shares in certificated form. Ownership of the Successor Fund Common Shares by each Successor Fund shareholder shall be recorded separately on the books of the Successor Fund’s transfer agent.
1.6. The legal existence of each Predecessor Fund shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Predecessor Fund shall not conduct any business except in connection with its termination and dissolution and except as provided in paragraph 1.7 of this Agreement.
1.7. Subject to approval of this Agreement by the requisite vote of the applicable Predecessor Fund’s shareholders but before the Closing Date, a duly authorized officer of such Predecessor Fund shall cause such Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Successor Fund; (ii) ratify the selection of the Successor Fund’s independent auditors; (iii) approve the investment advisory and sub-advisory agreements for the Successor Fund in substantially the same form as the investment advisory and sub-advisory agreements in effect with respect to the Predecessor Fund immediately prior to the Closing; and (iv) implement any actions approved by the shareholders of the Predecessor Fund at a meeting of shareholders scheduled for _______, 2012 (the “Shareholder Meeting”) including, without limitation, if applicable, a merger with another closed-end fund in the Invesco Fund complex.
2. VALUATION
2.1. The value of each Predecessor Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Date”), using the Predecessor Fund’s valuation procedures established by the Predecessor Fund’s Board of Directors/Trustees.
2.2. The net asset value per share of Successor Fund Common Shares, and the liquidation preference of Successor Fund Preferred Shares, together issued in exchange for the Assets of the corresponding Predecessor Fund, shall be equal to the net asset value per share of the Successor Fund Common Shares and the liquidation preference per share of the Successor Fund Preferred Shares, respectively, on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.
3. CLOSING AND CLOSING DATE
3.1. Each Reorganization shall close on ____________, 2012 or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 9:00 a.m., Eastern Time on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the “Closing Time”).
3.2. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
3.3. Immediately prior to the Closing the Predecessor Fund shall pay all accumulated but unpaid dividends on the Predecessor Fund Preferred Shares through the date thereof.
4. REPRESENTATIONS AND WARRANTIES
4.1. Each Predecessor Fund represents and warrants to the corresponding Successor Fund as follows:
     4.1.1. At the Closing Date, each Predecessor Fund will have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.2, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), provided that the Successor Fund will acquire Assets that are segregated as collateral for the Predecessor Fund’s derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;
     4.1.2. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Fund and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Successor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;
     4.1.3. No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which shares of the Predecessor Fund are listed is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and
     4.1.4. The Predecessor Fund will have filed with the Securities and Exchange Commission (“SEC”) proxy materials, which, for the Merging Funds, may be in the form of a proxy statement/prospectus on Form N-14 (the “Proxy Statement”), complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the 1933 Act (if applicable) and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the Reorganization contemplated herein.
4.2. Each Successor Fund represents and warrants to the corresponding Predecessor Fund as follows:
     4.2.1. At the Closing Time, the Successor Fund will be duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware;
     4.2.2 The Successor Fund Shares to be issued and delivered to the Predecessor Fund pursuant to the terms of this Agreement will, at the Closing Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the Successor Fund;

     4.2.3 At the Closing Time, the Successor Fund shall succeed to the Predecessor Fund’s registration statement filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as a closed-end management investment company;
     4.2.4 Prior to the Closing Time, the Successor Fund shall not have commenced operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take such actions as are required to be taken by shareholders under the 1940 Act in connection with establishing a new fund;
     4.2.5. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Fund, and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Predecessor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Successor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;
     4.2.6. No consent, approval, authorization, or order of any court, governmental authority, FINRA or stock exchange on which shares of the Successor Fund are listed is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date);
     4.2.7. The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date; and
     4.2.8 The Successor Fund is, and will be at the Closing Time, a newly created Delaware statutory trust, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets of the Predecessor Fund in connection with the Reorganization.
5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUNDS AND THE SUCCESSOR FUNDS
With respect to each Reorganization, the obligations of the Predecessor Fund and the corresponding Successor Fund are each subject to the conditions that on or before the Closing Date:
5.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors/Trustees of each of the Predecessor Fund and the Successor Fund and by the requisite vote of the Predecessor Fund’s shareholders;
5.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state or District of Columbia securities authorities) and stock exchanges on which shares of the Funds are, or will be, listed in accordance with this Agreement deemed necessary by the Predecessor Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;
5.3. Prior to or at the Closing, the Successor Fund shall enter into or adopt such agreements as are necessary for the Successor Fund’s operation as a closed-end investment company and such agreements shall be substantially similar to any corresponding agreement of the Predecessor Fund; and
5.4. The Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.4. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

6. FEES AND EXPENSES
Each Fund will bear its expenses relating to its Reorganization to the extent that the Fund’s total annual fund operating expenses did not exceed the expense limit under the expense limitation arrangement in place with IAI at the time such expenses were discussed with the Board (the “Expense Cap”). The Fund will bear these expenses regardless of whether its Reorganization is consummated. IAI will bear the Reorganization costs of any Fund that had total annual fund operating expenses which exceeded the Expense Cap at the time such expenses were discussed with the Board.
Each Successor Fund and corresponding Predecessor Fund represents and warrants to the other that there are no broker’s or finder’s fees payable in connection with the transactions contemplated hereby.
7. TERMINATION
With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the Predecessor Fund and the corresponding Successor Fund, notwithstanding approval thereof by the shareholders of the Predecessor Fund, at any time prior to Closing, if circumstances should develop that, in such parties’ judgment, make proceeding with this Agreement inadvisable.
8. AMENDMENT
This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Predecessor Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to that Predecessor Fund’s shareholders under this Agreement to the detriment of such Predecessor Fund shareholders without their further approval.
9. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER
9.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
9.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
9.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.
9.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto with respect to each Predecessor Fund and its corresponding Successor Fund, as applicable, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the applicable Predecessor Fund and its corresponding Successor Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
9.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Predecessor Fund or the applicable Successor Fund as provided in the governing documents of such Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
9.6. The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date.
9.7. Each of the Predecessor Funds and the Successor Funds, after consultation with their respective counsel and by consent of their respective Board of Directors/Trustees or any officer, may waive any condition to its obligations hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the applicable Predecessor Fund.

10. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Predecessor Fund and the Successor Fund, each at 1555 Peachtree Street, N.E. Atlanta, GA 30309, Attention: Secretary, fax number _____________.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
By:
[                    ], a [Massachusetts
business trust][Maryland corporation]
[Pennsylvania business trust]
By:
[                    ], a Delaware statutory trust
Invesco Advisers, Inc.

By:
Name:
Title:

EXHIBIT A
CHART OF REDOMESTICATIONS
Predecessor Funds (and share classes)           Successor Funds (and share classes)
*          *          *
Schedule 5.4
Tax Opinion
(i) The acquisition by the Successor Fund of all of the Assets of the Predecessor Fund, as provided for in the Agreement, in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution by the Predecessor Fund to its shareholders of the Successor Fund Shares in complete liquidation of the Predecessor Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Predecessor Fund and the Successor Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii) No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its Assets to, and assumption of its liabilities by, the Successor Fund in exchange solely for Successor Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.
(iii) No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the Assets of the Predecessor Fund in exchange solely for the assumption of the liabilities of the Predecessor Fund and issuance of the Successor Fund Shares pursuant to Section 1032(a) of the Code.
(iv) No gain or loss will be recognized by the Predecessor Fund upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
(v) The tax basis of the Assets of the Predecessor Fund received by the Successor Fund will be the same as the tax basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
(vi) The holding periods of the Assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which such Assets were held by the Predecessor Fund pursuant to Section 1223(2) of the Code.
(vii) No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of all of their Predecessor Fund shares solely for the Successor Fund Shares pursuant to Section 354(a) of the Code.
(viii) The aggregate tax basis of the Successor Fund Shares to be received by each shareholder of the Predecessor Fund will be the same as the aggregate tax basis of Predecessor Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix) The holding period of Successor Fund Shares received by a shareholder of the Predecessor Fund will include the holding period of the Predecessor Fund shares exchanged therefor, provided that the shareholder held Predecessor Fund shares as a capital asset on the Closing Date pursuant to Section 1223(1) of the Code.
(x) For purposes of Section 381 of the Code, the Successor Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States

Department of the Treasury (the “Income Tax Regulations”), the items of the Predecessor Fund described in Section 381(c) of the Code as if there had been no Reorganization.

EXHIBIT B
Comparison of State Laws
     The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about the Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust or MA Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

	Delaware Statutory Trust	Massachusetts Business Trust
Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

EXHIBIT C
Comparison of Governing Documents
     Invesco Van Kampen Senior Loan Fund (the “Fund”) is a Massachusetts business trust (the “MA Trust”). Under Proposal 1, if approved, the MA Trust will reorganize into a newly formed Delaware statutory trust (the “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the MA Trust and the DE Trust, but is not a complete description thereof. Further information about the Fund’s governance structure is contained in the Fund’s SAI and its governing documents.
     Shares. The Trustees of the MA Trust have the power to issue shares without shareholder approval. The governing documents of the MA Trust indicate that the amount of common shares that an MA Trust may issue is unlimited. Shares of the MA Trust have no preemptive rights.
     The Trustees of the DE Trust have the power to issue shares without shareholder approval. The governing documents of the DE Trust indicate that the amount of common shares that the DE Trust may issue is unlimited. Shares of the DE Trust have no preemptive rights.
     Organization. The MA Trust is organized as a Massachusetts business trust, under the laws of the Commonwealth of Massachusetts. The MA Trust is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the MA Trust, the “Declarations”) and its Bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees (each, a “Board”) of both the MA Trust and the DE Trust are comprised of Trustees that, upon being elected, hold office until his or her successor shall have been elected and qualified. Each Declaration provides that the number of Trustees that makes up the Board is the number fixed from time to time by a majority of the Trustees, except that the number of Trustees may be no less than three nor more than eleven. The initial number of Trustees of the DE Trust will be the same as the current number of Trustees of the MA Trust. Each Trustee serves until the Trustee’s successor is elected at a shareholders’ meeting and qualifies.
     For each Declaration, the Board is not divided into classes because the Trust does not hold annual shareholders’ meetings. If any event requires the Trust to hold annual shareholders’ meetings, such as the listing of the Trust’s shares on a national securities exchange or with the Nasdaq, the Board will be divided into three classes. In such an event, the Board will divide the Trustees into three classes as nearly as equal as possible and each of the classes will have a three-year term. The election of each class will be staggered so that each class stands for election once every three years. Any Trustee of the DE Trust who is standing for reelection, but fails to receive a quorum or sufficient shareholder votes, may continue to serve for successive one-year terms until such Trustee is duly elected with a quorum and sufficient shareholder votes. When duly elected, such Trustee will serve the remainder of the term of office for the class to which such Trustee was originally elected or appointed to fill a vacancy.
     Rights of Shareholders. For the MA Trust, the ownership to the Trust property is vested exclusively in the Trustees, and the shareholders have no interest in, and no right to partition or divide, any property, profits, rights or interests of the Trust. The shareholders may not be called on to assume any losses of the Trust or suffer any assessment of any kind. The common shares do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any class or series of the common shares.
     For the DE Trust, subject to any Board resolution establishing and designating a class of shares, shareholders have no preemptive or other right to subscribe for new or additional authorized, but unissued shares or other securities issued by the Trust. Every shareholder, by having purchased a share, is held to have expressly assented to, and agreed to be bound by, the terms of the Declaration. Ownership of shares does not (i) entitle the shareholder to any title in or to the whole or any part of the Trust property, or any right to call for a partition or division of the same or for an accounting, or (ii) constitute the shareholders as partners. No shareholder is entitled to an appraisal by the Delaware Court of Chancery or otherwise of the fair value of the shareholder’s shares or to any other relief as a dissenting shareholder in respect of any proposal or action involving the Trust or any class of shares.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the MA Trust nor the DE Trust is required to hold annual shareholder meetings under their governing documents. The MA Trust Declaration and the DE Trust Bylaws have provisions for setting the time and place for shareholders’ meetings, including annual meetings, if annual meetings were to become required in the future.
     The governing instruments for the MA Trust provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common shares. Also a special shareholders’ meeting to vote on removal of a Trustee, or removal of the independent public accountants, will be called upon written request of common shareholders holding not less than 10% of the outstanding common shares.
     The Bylaws of the DE Trust authorize a meeting of the shareholders for the election of Trustees called by the Trustees. Shareholders’ meetings, for any purpose or purposes, unless otherwise prescribed by applicable law or by the DE Trust Declaration, may be called by the Chair or by a majority of the Trustees. The Bylaws of the DE Trust state that shareholders have no power to call a meeting of shareholders.
     Submission of Shareholder Proposals. The MA Trust does not have provisions in its governing instruments that require shareholders to provide advance notice to the MA Trust in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws (which apply to both the MA Trust and the DE Trust), require that certain conditions be met to present any proposal at a shareholder meeting.
     The matters to be considered and brought before a meeting of shareholders of the DE Trust are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For nominations of Trustees submitted by shareholders, the Bylaws of the DE Trust contain provisions that require that notice be given to the DE Trust by an otherwise eligible shareholder in advance of the shareholder meeting in order for the shareholder to submit the nomination of an individual for election as a Trustee at any such meeting. Such provisions require shareholders to provide certain information in connection with the nomination. These requirements are intended to provide the Board or the Governance Committee of the Board the opportunity to better evaluate and approve or disapprove the nomination and provide additional information to shareholders for their consideration in connection with the nomination. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to submit a nomination at the shareholder meeting, except that such advance notice provisions will not apply to shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     Quorum. The governing instruments of the MA Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote at the meeting are present at the meeting in person or by proxy.
     The Bylaws of the DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote at the shareholders’ meeting are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Shareholder Action Without Meeting. Under the MA Trust Declaration any action that may be taken by common shareholders by vote at a meeting, may be taken without a meeting, if a majority of the common shares of the class(es) or series entitled to vote on the action (subject to applicable law, the MA Trust Declaration or Trustees’ resolution setting a greater or lesser vote for action in a shareholders’ meeting) consent to the action in writing and the written consent is filed with the meetings records. Such a written consent is treated for all purposes as a vote taken at a shareholders’ meeting.

     The DE Trust Bylaws provide that unless the DE Trust Declaration or applicable law provides otherwise, any action required to be, or that may be, taken at a shareholders’ meeting, may be taken without a meeting, if a written consent, setting forth the action so taken, is signed by shareholders of the class(es) having not less than the minimum number of votes necessary to take such action at a meeting at which all shares of such class(es) entitled to vote thereon were present and voted. If the written consent is not unanimous, prompt notice must be given to the shareholders of the class(es) who have not consented in writing.
     Number of Votes; Aggregate Voting. The governing instruments of the MA Trust and the Declaration and Bylaws of the DE Trust provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The MA Trust and the DE Trust provide that there shall be no cumulative voting for the election or removal of Trustees, and under the DE Trust Declaration, on any other matter.
     The governing instruments of the MA Trust generally provide that all share classes vote by class or series of the MA Trust, subject to any provision of applicable law, the MA Trust Declaration or resolution of the Trustees specifying a greater or lesser vote requirement to transact business at a shareholders’ meeting.
     The Declaration for the DE Trust generally provides that all shares are voted as a single class, except when required by applicable law, the governing instrument, or when the Trustees have determined that the matter separately affects the interests of one or more classes, then only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of the MA Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the MA Trust or its shareholders. On these matters, such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.
     The Declaration for the DE Trust states that a shareholder may bring a derivative action on behalf of the DE Trust only if several conditions are met in addition to the requirements of Section 3816 (“Section 3816”) of the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq., as amended (the “Delaware Act”). These conditions include, among other things, a pre-suit demand upon the Board unless an effort to cause the Board to bring such an action is not likely to succeed. Unless a demand is not required, shareholders who hold a majority of the outstanding shares must join in the demand for the Board to commence an action, and the Board must be afforded a reasonable amount of time to consider such shareholder demand and to investigate the basis of the claim. The Board is entitled to retain counsel or other advisors to consider the demand and must require the shareholders making such demand to undertake to reimburse the Trust for the expense of any such advisors if the Board determines not to bring such action. Under Section 3816, a shareholder may bring an action in the Court of Chancery in a derivative action if the Trustees refused to bring the action or if an effort to cause the Trustees to bring the action is not likely to succeed. The shareholder (1) must be a beneficial owner of the Trust at the time of bringing the action and the time of the transaction of which the shareholder complains and (2) must set forth with particularity the effort, if any, used to secure initiation of the action by the Trustees, or the reasons for not making the effort. If a derivative action is wholly or partially successful or the Trust receives anything of value in a judgment, compromise or settlement, the Court may award the shareholder reasonable expenses, including reasonable attorney’s fees.
     Right to Vote. Each of the Declarations provides that the shareholders have the power to vote on matters as required by the 1940 Act, the governing instruments or a resolution of the Board. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the MA Trust or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
     Election and Removal of Trustees and Filling Vacancies. The shareholders of the MA Trust are entitled to vote, under certain circumstances, for the election and the removal of the Trustees. The Trustees of the MA Trust are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the MA Trust may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding common shares. Any Trustee of the MA Trust may be removed (provided the aggregate number of Trustees after such removal is not less than three) with cause, at any time by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective. If there is an existing or anticipated vacancy in the number of Trustees on the Board, including a vacancy due to an increase in the number of Trustees on the Board, the remaining Trustees then in office must fill the vacancy by appointing a person as they see fit.
     With regard to the DE Trust, Trustees are elected by the affirmative vote of a majority of the shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders called for the purpose at which a quorum is present. The Declaration and By-Laws of the DE Trust do not provide shareholders with the ability to remove Trustees. Any Trustee may be removed, however, at any time, with or without cause, by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal becomes effective (except that until July 1, 2013, such instrument must be signed by at least eighty percent (80%) of the number of Trustees prior to such removal.) If a vacancy in the Board occurs, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion see fit, or may leave such vacancy unfilled or may reduce the size of the Board to not less than three Trustees.
     Amendment of Governing Instruments. Except as described below, the Trustees of the MA Trust and DE Trust have the right to amend, from time to time, the governing instruments.
     By-Laws. For the MA Trust, the Trustees have the power to alter, amend or repeal the By-Laws or adopt new By-Laws, provided that By-Laws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trust, the Bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     Declarations. For the MA Trust, the shareholders must vote with respect to any amendment of the Declaration to the extent provided by the Declaration. The vote required is a Majority Shareholder Vote, or an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the common shareholders. The Trustees may also amend the Declaration without the vote or consent of the common shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision, or, if the Trustees deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended. No amendment of the Declaration, however, may be made which would change any common share rights by reducing the amount payable on liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the class of common shares so effected outstanding and entitled to vote. Nothing contained in the Declaration permits the amendment of the Declaration to impair the exemption from personal liability of the common shareholders, Trustees, officers, employees and agents of the Trust or to permit assessment on common shareholders. No amendment may be made to amend, alter, change or repeal certain sections of the Declaration in Article 9 without the affirmative vote, or the consent, of not less than two thirds of the common shareholders, which must be in addition to the vote or consent of the common shareholders otherwise required by applicable law.
     For the DE Trust, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the approval by the Board and the vote or consent of shareholders owning at least 75% of the outstanding shares; and (ii) any amendment to the Declaration that would change the voting rights and each of the transactions described in Article IX of the DE Trust Declaration requires the affirmative vote or consent by the Board followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such transactions have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board, in which case an affirmative Majority Shareholder Vote is required and such affirmative vote or consent is in addition to the vote or consent of the shareholders of the DE Trust otherwise required by law or any agreement with a national securities exchange (the “DE Trust’s Voting Standard”).
     Mergers, Reorganizations, and Conversions. The governing instruments of the MA Trust provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares outstanding and entitled to vote or a written consent without a shareholders’ meeting that is consented to by the holders of not less than 66 2/3% of the common shares. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares outstanding and entitled to vote is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including a majority of those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote. With the approval of a majority of the common shares outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing one or more corporations, or any other trust, partnership or other organization to take over all of the MA Trust’s property, to carry on any business of the Trust, to enter into contracts or transactions with the same, or to merge or consolidate with the same to the extent permitted by law.
     For the DE Trust, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trust’s Voting Standard.
     Principal Shareholder Transactions. Unless the Board has, by resolution, approved any of certain transactions (such as the sale, lease or exchange of all or substantially all of the assets of the Trust) with a Principal Shareholder (as defined in the following sentence) or any such transaction is entered into with a corporation the voting shares of which are majority owned by the Trust or its subsidiary, the MA Trust requires the affirmative vote or consent of the holders of not less than two-thirds of the common shares outstanding and entitled to vote to approve the transaction. A “Principal Shareholder” means any corporation, person or other entity that is the beneficial owner, directly or indirectly or by having the right of acquisition, of more than 5% of the outstanding common shares of the Trust, and any affiliate or associate of the shareholder, as defined in the Declaration. Such affirmative vote or consent is in addition to the vote or consent of the holders of the common shares of the Trust otherwise required by law or any agreement with a national securities exchange.
     Unless any such transaction is entered into by the Trust and any entity the voting shares (of all classes and series) of stock of which are majority owned of record or beneficially by the Trust and its subsidiaries, the DE Trust requires a vote pursuant to the DE Trust’s Voting Standard for certain Principal Shareholder transactions with the DE Trust. For the DE Trust, the term “Principal Shareholder” is slightly different from that for the MA Trust, and means any “person” or “group” (as defined by Exchange Act rules) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of the Trust and includes any affiliate or associate, as defined in the Declaration, of a Principal Shareholder.
     Termination of the Trust. With respect to the MA Trust, the affirmative vote of not less than 66 2/3% of the common shares outstanding and entitled to vote at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such common shares is required for termination of the MA Trust.
     To spare shareholders the expense of a shareholder meeting in connection with the dissolution of a fund, the DE Trust may be dissolved upon a vote pursuant to the DE Trust’s Voting Standard, except that if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required. Also, the DE Trust shall be dissolved upon the occurrence of a dissolution or termination event pursuant to the Delaware Act.
     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declaration for the MA Trust provides that no shareholder will be personally liable in connection with Trust property or the acts, obligations or affairs of the MA Trust.

     Consistent with Section 3803 of the Delaware Act, the Declaration of the DE Trust provides that shareholders will not be subject to personal liability for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the DE Trust. The DE Trust shareholders may not be called on to pay any money or assessment whatsoever other than (i) what the shareholder personally agreed to pay for any DE Trust shares or otherwise, or (ii) any indemnification payment the shareholder owes to the Trust under Section 8.5 of the Declaration. The Declaration provides that DE Trust shareholders are entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trust and the MA Trust generally provide that no Trustee or officer of the DE Trust and no Trustee, officer, employee or agent of the MA Trust is subject, for the DE Trust, to any personal liability for any act or omission of the person or obligation of the DE Trust, or, for the MA Trust, to any personal liability to the MA Trust or any of its common shareholders, Trustees, officers, employees or agents for any action or failure to act, respectively, except, for each Trust, for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The MA Trust generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which the person becomes involved as a party or otherwise by virtue of the person’s being or having been a Trustee or officer and against amounts paid or incurred by the person in the settlement thereof, except otherwise for Disabling Conduct.
     Any person who is or was a Trustee, officer, employee or agent of the DE Trust (a “Covered Person”) is indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law. The By-Laws provide that every Covered Person is indemnified by the DE Trust against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. For proceedings by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified to the maximum extent permitted by law by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     In addition, the DE Trust is indemnified by a shareholder for all costs, expenses, penalties, fines or other amounts arising from that shareholder’s breach or failure to fully comply with the governing instruments of the DE Trust. The DE Trust is further indemnified for such costs for any action against the DE Trust in which the shareholder is not the prevailing party. The DE Trust is permitted to redeem or repurchase shares of, and set off against any distributions to, the shareholder for such amounts liable by the shareholder to the DE Trust.

EXHIBIT D
Information Regarding The Trustees
The tables below list the incumbent Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. The address of each Trustee is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Trustees of the Fund generally serve until their successors are duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Positions Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years

Independent Trustees:

David C. Arch — 1945 Trustee	Trustee since 1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate — 1938 Trustee	Trustee since 2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer[1] — 1940 Trustee	Trustee since 1988	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings, Inc. Prior to 2002, Director of Arris Group, Inc. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Positions Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Linda Hutton Heagy — 1948 Trustee	Trustee since 2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J. Kerr[1] — 1935 Trustee	Trustee since 1992	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson[1] — 1936 Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Positions Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Hugo F. Sonnenschein — 1940 Trustee	Trustee since 1994	Distinguished Service Professor and President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Trustees:

Colin D. Meadows[2] — 1971 Trustee, President and Principal Executive Officer		Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Positions Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Wayne W. Whalen[3] — 1939 Trustee		Of Counsel and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

1	Pursuant to the Board’s Trustee retirement policy, Howard J. Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection with respect to certain funds in the Fund Complex for which his term of office expires in 2012. Mr. Dammeyer is stepping down from the Board of the Fund effective as of the Meeting. The Board has reduced the size of the Board to eight Trustees effective as of the Meeting.

2	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the funds in the Fund Complex because he is an officer of the Adviser.

3	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because he and his firm currently provide legal services as legal counsel to such funds in the Fund Complex.
Trustee Ownership of Fund Shares
     The following table shows each Board member’s ownership of shares of the Fund and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of [February 29, 2012].

Aggregate Dollar Range of Equity Securities in All
	Dollar Range of Equity	Registered Investment Companies Overseen by Board
Name	Securities in the Fund	Member in Family of Investment Companies
Independent Trustees
David C. Arch	$1 — $10,000	$50,001 — $100,000
Jerry D. Choate	None	Over $100,000
Rodney F. Dammeyer	None	Over $100,000
Linda Hutton Heagy	None	$10,001 — $50,000
R. Craig Kennedy	None	$50,001 — $100,000
Howard J Kerr	None	None
Jack E. Nelson	None	$1 — $10,000
Hugo F. Sonnenschein	None	$50,001 — $100,000
Suzanne H. Woolsey	None	$10,001 — $50,000
Interested Trustees
Colin D. Meadows	None	$1 — $10,000
Wayne W. Whalen	$10,001 — $50,000	Over $100,000

EXHIBIT E
Board Leadership Structure, Role in Risk Oversight,
and Committees and Meetings
Board Leadership Structure
     The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Fund. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Fund for the reasons described above in the Trustee biographies. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Fund, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Fund. In considering the chairman position, the Board has considered and/or reviewed (i) the Fund’s organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Fund’s Audit Committee of Fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.
Board Role in Risk Oversight
     The management of the Fund seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for the Fund is attractive long-term performance consistent with the objectives and investment policies and risks for the Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the fund level. The key participants in the risk management process of the Fund are the Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer, and the various support functions (i.e. the custodian, the Fund’s accountants (internal and external), and legal counsel). While the fund is subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., the Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of the Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Fund’s chief compliance officer and reports from the Fund’s support functions.
Board Committees and Meetings
     The Board of Trustees has two standing committees (an Audit Committee and a Governance Committee). Each committee is comprised solely of “Independent Trustees,” which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act, and (2) are “independent” of the Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standard.
     The Board’s Audit Committee consists of Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s

E-1

independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. The Audit Committee’s charter is available at www.invesco.com/us.
     The Board’s Governance Committee consists of David C. Arch, Rodney Dammeyer, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Governance Committee’s charter, which includes the Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described herein.
     During the Fund’s last fiscal year, the Board held seven meetings, the Audit Committee of the Board held seven meetings, and the Governance Committee of the Board met five times. The Board previously had a Brokerage and Services Committee, which met two times during the Fund’s last fiscal year. During the Fund’s last completed fiscal year, each of the Trustees of the Fund attended at least 75% of the meetings of the Board and all committee meetings of which such Trustee was a member.

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EXHIBIT F
Remuneration of Trustees
     The table below shows compensation for Trustees. The compensation of Trustees that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Trustees an annual retainer and meeting fees for services to the Fund.
Compensation Table

			Number of
	Aggregate		Portfolios in
	Compensation	Total Compensation	Fund Complex
	from the	from the Fund	Overseen by
Name	Fund*	Complex**	Trustee
Independent Trustees
David C. Arch	$12,183	$412,250	158
Jerry D. Choate	$10,601	$83,000	18
Rod Dammeyer	$12,183	$412,250	158
Linda Hutton Heagy	$12,183	$95,000	18
R. Craig Kennedy	$11,357	$89,000	18
Howard J Kerr	$12,183	$95,000	18
Jack E. Nelson	$12,183	$95,000	18
Hugo F. Sonnenschein	$12,183	$412,200	158
Suzanne H. Woolsey	$12,183	$95,000	18
Interested Trustees
Colin D. Meadows	$0	$0	18
Wayne W. Whalen	$12,183	$399,000	158

*	Amounts shown are based on the fiscal year ended February 29, 2012. The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.

**	For the 12-month period ended December 31, 2012.

F-1

EXHIBIT G
Executive Officers of the Fund
     The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Adviser or of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

G-1

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Yinka Akinsola— 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

G-2

EXHIBIT H
Auditor Information
Information on the Fund’s Independent Registered Public Accounting Firm
The Audit Committee of the Board of Trustees of the Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal years ending after May 31, 2010. Prior to May 31, 2010, the Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board selected a new independent auditor in connection with the appointment of the Adviser as investment adviser to the Fund. Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
The Prior Auditor’s report on the financial statements of the Fund for the prior two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.
Audit and Other Fees
The Fund and “Covered Entities” (the Adviser, excluding sub-advisers unaffiliated with the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund) were billed the amounts listed below by PwC during the Fund’s last two fiscal years. Effective February 28, 2011, the fiscal year end of the Fund was changed to the last day of February.

Entity	Fiscal Year End	Audit Fees	Non-Audit Fees				Total
Audit
			Related		All Other	Total Non-
			Fees(1)	Tax Fees(2)	Fees(3)	Audit Fees
Senior Loan Fund	03/01/11 to 02/29/12	$65,300	$5,000	$10,300	$0	$15,300	$80,600
	08/01/10 to 02/28/11	$48,200	$0	$2,800	$1,667	$4,467	$52,667
Covered Entities	03/01/11 to 02/29/12	—	—	—	—	—	—
	08/01/10 to 02/28/11	—	—	—	—	—	—

(1)	Audit-Related Fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to fund mergers.

(2)	Tax Fees for each fiscal year end includes fees billed for reviewing tax returns.

(3)	All Other Fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.
The Audit Committee of the Board has considered whether the provision of non-audit services performed by PwC to the Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. The Audit Committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund and 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies and procedures. The Board’s pre-approval policies and procedures are included as part of the Board’s Audit Committee charter, which is available at www.invesco.com/us. The members of the Audit Committee are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.
The Audit Committee of the Fund reviewed and discussed the last audited financial statements of the Fund with management and with PwC. In the course of its discussions, the Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee received the written disclosures and

H-1

the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund. Based on this review, the Audit Committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.
It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

H-2

EXHIBIT I
Outstanding Shares of the Fund
     As of the Record Date, there were the following number of shares outstanding of the Fund:

Share Class	Number of Shares Outstanding
Class A	[18,307,907.63]
Class B	[2,235,022.99]
Class C	[22,416,359.86]
Class IB	[141,327,742.21]
Class IC	[11,844,542.31]

I-1

EXHIBIT J
Ownership of the Fund
Significant Holders
     Listed below are the name, address and percentage of shares owned by of each person who, as of the Record Date, to the best knowledge of the Fund owned 5% or more of the outstanding shares of a class of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Percent
		Number of	Owned of
Name and Address	Class of Shares	Shares Owned	Record*
FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	[4,397,920.51]	[24.08%]

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	[2,523,400.08]	[13.82%]

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class A	[2,131,696.86]	[11.67%]

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97FW6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	Class A	[1,584,658.13]	[8.68%]

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST, 1WFC NEW YORK NY 10281-1003	Class A	[1,546,918.01]	[8.47%]

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	Class A	[1,454,432.28]	[7.96%]

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	[744,050.21]	[33.29%]

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97FW6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	Class B	[226,236.07]	[10.12%]

Percent
		Number of	Owned of
Name and Address	Class of Shares	Shares Owned	Record*
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST, 1WFC NEW YORK NY 10281-1003	Class B	[193,341.87]	[8.65%]

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class B	[187,106.49]	[8.37%]

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class IB	[59,529,243.66]	[42.06%]

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class IB	[13,648,662.29]	[9.64%]

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class IB	[7,199,902.19]	[5.09%]

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	[5,068,162.21]	[22.61%]

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	[3,992,699.64]	[17.81%]

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97FW6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	Class C	[3,112,569.55]	[13.89%]

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class C	[2,346,232.15]	[10.47%]

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST, 1WFC NEW YORK NY 10281-1003	Class C	[1,334,667.73]	[5.95%]

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	Class C	[1,288,756.20]	[5.75%]

Percent
		Number of	Owned of
Name and Address	Class of Shares	Shares Owned	Record*
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	[1,123,115.93]	[5.01%]

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class IC	[2,294,355.70]	[19.37%]

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class IC	[1,573,382.29]	[13.28%]

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class IC	[907,817.53]	[7.66%]

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97FW6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	Class IC	[859,882.00]	[7.26%]

UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	Class IC	[841,945.10]	[7.11%]

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST, 1WFC NEW YORK NY 10281-1003	Class IC	[675,923.33]	[5.71%]

CITIGROUP GLOBAL MARKETS INC. ATTN CINDY TEMPESTA 7TH FL 333 W 34TH ST NEW YORK NY 10001-2417	Class IC	[608,051.44]	[5.13%]

*	The Fund has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

s

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN SENIOR LOAN FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR” THE ELECTION OF THE TRUSTEE NOMINEE IN PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR” the election of the trustee nominee in Proposal 2.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR	WITHHOLD
Proposal 2: Election of Trustee – The Board recommends a vote FOR the following nominee:
01. Colin D. Meadows

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE